UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                            April 26, 2011


                   United States Steel Corporation
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                            -------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
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                                 --
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
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              -----
 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
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                   (Registrant's telephone number,
                         including area code)

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                                      ----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of United States Steel Corporation (the "Corporation") was held on April 26, 2011. The following matters were acted upon:

1.   ELECTION OF DIRECTORS

Richard A. Gephardt, Glenda G. McNeal, Graham B. Spanier and Patricia A. Tracey were elected as Class I directors, to serve terms expiring in 2014, and John J. Engel was elected a Class III director to serve a term expiring in 2013, by the following votes:

    Nominee               Votes For        Votes      Broker Non-
                                         Withheld        Votes
    Richard A. Gephardt   72,074,720    23,486,828     17,412,849
    Glenda G. McNeal      79,008,501    16,553,047     17,412,849
    Graham B. Spanier     78,971,734    16,589,814     17,412,849
    Patricia A. Tracey    78,545,544    17,016,004     17,412,849
    John J. Engel         94,298,524     1,263,024     17,412,849

Continuing as Class II directors, with terms expiring in 2012, are Frank J. Lucchino, Seth E. Schofield, John P. Surma and David S. Sutherland. Continuing as Class III directors, with terms expiring in 2013, are Dan O. Dinges, John G. Drosdick and Charles R. Lee.


2.    RATIFICIATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation was ratified by the following votes:

      Votes For    Votes Against     Abstain      Broker Non-Votes
     111,211,395     1,417,880       345,122              0


3.   ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote on the compensation of the named executive officers of the Corporation were as follows:

      Votes For    Votes Against     Abstain      Broker Non-Votes
     63,021,445     32,133,208       406,680         17,413,064


4.   ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote on the frequency of the shareholder vote to approve the compensation of the Corporation's named executive officers were as follows:

      One Year    Two Years    Three Years   Abstain     Broker Non-
                                                            Votes
     75,750,526    485,914     18,568,867    756,724     17,412,366

Based on these voting results, the Corporation's Board of Directors has determined that an advisory vote on the compensation of the Corporation's named executive officers will be conducted every year.









                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Gregory A. Zovko
     --------------------
     Gregory A. Zovko
     Vice President &
     Controller



Dated:  April 27, 2011